Exhibit 99.1
Annual Shareholder Meeting Steven Leer, Chairman and CEO Arch Coal, Inc. St. Louis, Missouri April 23, 2009

Forward-Looking Information This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Record performances in 2008 allow us to build upon our successes in 2009 and beyond Best safety incident rate & total severity rate Best environmental compliance Best financial performance Source: ACI Slide 3

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Our operations are constantly improving upon already industry-leading safety rates Total Incident Rate 1998-2008 Lost-Time Safety Incident Rate (per 200,000 employee-hours worked) (per 200,000 employee-hours worked) 4.52 3.86 4.01 3.49 3.72 3.37 3.31 3.29 2.97 2.72 2.82 Industry Five Year Average = 3.40 2.53 2.57 1.80 1.86 1.78 1.02 1.40 0.88 1.23 0.81 Arch Five Year Average = 1.07 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2004 2005 2006 2007 2008 • Our 2008 lost-time incident, total incident and severity rate were thebest in the company’s history • 10 mines and facilities achieved zero lost-time incidents Source: ACI Slide 4

PROGRESSIVE RESPONSIBLE VITAL GROWING

Arch's 2008 environmental performance ranked first among our coal peers

2008 SMCRA Violations
(number of violations compared to key competitors)



ACI
Peer 1
Peer 2
Peer 3

- Arch's 2008 environmental performance was the **best** in the company's history
- During the past decade, we've won more than **50 national and state awards** for environmental stewardship, including two National Good Neighbor Awards in 2008
- Our commitment to land reclamation demonstrates Arch's unique culture and dedication as a **responsible corporate citizen**

Arch Coal, Inc.

Sources: ACI and state-by-state reports. Totals do not reflect any NOVs that may have been vacated during an appeals process.

Slide 5

PROGRESSIVE RESPONSIBLE VITAL GROWING

Arch's 2008 financial performance hit a new record


Operating Income
(in $ millions)
$230
$460
2007
2008
Earnings Per Share
(per fully diluted share)
$1.21
$2.45
2007
2008
EBITDA
(in $ millions)
$472
$753
2007
2008

- We set new **company records** in 2008 for revenues, earnings per share, EBITDA, net income and cash flow
- Arch executed a **market-driven approach**, leveraging robust market conditions in first half of year and driving business efficiency and process improvements to year end
- Named among the **Most Trustworthy** Companies of 2008 by *Forbes*

Arch Coal, Inc.

Source: ACI 1/30/09

Slide 6

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G We took steps to enhance our competitive position on many different fronts during 2008 Key developments in 2008 • Completion of state-of-art loadout at Black Thunder • Transition to E-Seam at West Elk • Addition of 38.6 million tons of coal reserves in Utah Source: ACI Slide 7

PROGRESSIVE RESPONSIBLE VITAL GROWING

2008 clearly demonstrated Arch's ability to excel during periods of market strength







- We capitalized on **strong conditions across all basins**
  - Our CAPP operations enabled us to participate in robust met markets
  - We took advantage of tight global conditions to export additional volumes of Western Bituminous coal
  - We shipped additional PRB tons to Eastern power plants seeking replacement supplies
- We seized opportunities through an **expanded trading function**
- We achieved **strong contributions** from all three of our operating regions

Arch Coal, Inc.

Source: ACI

Slide 8

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Needless to say, energy markets have weakened significantly in recent months $25 $20 /mmBtu $15 $ $10 Crude Oil $5 Natural Gas Coal/CAPP $0 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 NYMEX Light Sweet Crude NYMEX Henry Hub Nat Gas CAPP NYMEX 12000 • During the first half of 2008, energy prices strengthened dramatically – Oil and natural gas prices soared – U.S. exports surged in response to robust global demand – Strong steel demand lifted met coal market • More recently, global economic recession has led to contraction in energy demand Source: ACI, NYMEX, Argus Coal Daily Slide 9

PROGRESSIVE RESPONSIBLE VITAL GROWING

Power generation and coal consumption are likely to be down in 2009, but so will supply

- Global **economic slowdown** is putting pressure on coal markets in near term
  - Expect demand contraction of 80 million tons in 2009, driven by reduced power and export demand as well as the potential for natural gas displacement
- **Supply rationalization** is underway, and will help to rebalance markets
  - Announced domestic coal supply cuts exceed 50 million tons
  - Lack of access to capital is causing financial distress among smaller or leveraged companies

Change in Consumption of U.S. Coal
(in million tons)


20
(13)
26
14
(80)
2005
2006
2007
2008
2009E

Arch Coal, Inc.
Source: EEI, EIA, MSHA and ACI
Slide 10

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Not only can we thrive in good times, but we also are well-positioned to weather tough markets Net Debt as Percentage of Capitalization Legacy Liabilities of (at 12/31) Largest U.S. Coal Companies (12/31/08, in millions) 83.9% $3,741 Workers’ Comp Post-Retirement Medical 58.0% Reclamation $1,513 Pension 46.2% 42.0% 38.9% $898 $542 $431 2000 2002 2004 2006 2008 Peer 1 Peer 2 Peer 3 Peer 4 ACI • Arch has a highly competitive cost structure • We have the strongest, cleanest balance sheet among our peers • Our national portfolio approach balances our assets and risk Source: ACI and SEC filings Slide 11

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G We are taking steps to strengthen that position still further • Reducing production and capital spending for current weak market conditions – Preserve future value of reserve base • Diligently managing our liquidity and balance sheet to ensure adequate cushion • Remaining patient in sales contracting – Layer in sales as market rebounds – Use of trading to optimize asset base • Focusing on long-term growth opportunities – Announced acquisition of Rio’s Jacobs Ranch – Permitting new Lost Prairie reserves in Illinois Source: ACI Slide 12

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Arch has recently announced plans to acquire the Jacobs Ranch mine in the Powder River Basin • Purchase price of $761 million Jacobs Ranch Production 50 (in millions of tons) • 381 million tons of low-cost reserves (at 12/31/08) that are contiguous to Black Thunder 40 30 • Jacobs Ranch produced 42 million tons in 2008 20 – Average quality over 8,800 Btu per pound 10 – Sulfur-dioxide content < 1 lb per million Btu 0 • Purchase includes major mining equipment: 2006 2007 2008 – Large class dragline v – Train loadout Jacobs Ranch Sales Commitments – 8 electric shovels v – 43 large haul trucks 100% – Near-pit crusher and overland conveyor 80% • Workforce of 600 at Jacobs Ranch 60% 40% • Jacobs Ranch would have contributed incremental EBITDA* of $145 million to $165 million for Arch 20% in 2009, assuming a closing date of Dec. 31, 2008 0% 2009 2010 2011 Source: ACI *Pro forma EBITDA assumes acquisition closing date of 12/31/08; reconciliation is at end of presentation Slide 13

PROGRESSIVE RESPONSIBLE VITAL GROWING

The integration of Jacobs Ranch into Arch's flagship Black Thunder mine will create substantial value

- Jacobs Ranch offers compelling strategic rationale
  - Shares a **6-mile property line** with Black Thunder
  - High-quality reserves with **competitive mining costs**
  - Served by the joint rail line
- Integration will create one of the world's **largest and most efficient mining complexes**
  - Optimization of combined equipment fleet
  - Increased utilization of expanded coal handling system and state-of-the-art rail loadout
  - Greater flexibility in product blending and quality control
  - More efficient inventory management
  - Reduced net capital expenditures
  - Purchasing efficiencies
- Combined mine will have **three loadouts** and 22 train landing spots


1 mile
Jacobs Ranch
(Rio Tinto)
Black Thunder
(Arch Coal)
School
Creek
(Peabody)
North Antelope/Rochelle
(Peabody)

Source: ACI
Slide 14

PROGRESSIVE RESPONSIBLE VITAL GROWING

Longer term, we believe the outlook is very positive

U.S. Energy Reserves

(in trillion Btu)


Coal: 94%
Coal
Natural Gas
Oil

U.S. Petroleum Supply

(million barrels per day, 2007)


OPEC
30%
Other
Imports
35%
Domestic
35%
Domestic
OPEC
Non-OPEC

U.S. Fuel Prices

($/million Btu at 4/21/09)


$8.02
=
$47
per
bbl
>16x
>7x
$3.51
$0.50
PRB
8800
Natural
Gas
Crude
Oil
FOB rail
(3Q09)
Wellhead
(June 2009)

Arch Coal, Inc.

Source: EIA, BP Statistical Review of World Energy 2008, Argus *Coal Daily* and NYMEX

Slide 15

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G In the United States, electricity demand has steadily climbed since 1950 4000 3500 3000 Billions/KWh 2500 2000 1500 1000 500 0 0 2 4 6 8 0 2 4 6 8 0 2 4 6 8 0 2 4 6 8 0 2 4 6 8 0 2 4 6 8 ’ 5’ 5’ 5’ 5’ 5’ 6’ 6’ 6’ 6’ 6’ 7’ 7’ 7’ 7’ 7’ 8’ 8’ 8’ 8’ 8’ 9’ 9’ 9’ 9’ 9’ 0’ 0’ 0’ 0’ 0 Residential Commercial Industrial Other* Source: EIA *Includes power sold directly to transportation sector and self-generating power Slide 16

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G U.S. coal consumption growth will be driven by increasing capacity utilization and new plant start-ups Average Capacity Factors at Anticipated Annual Supply Needs for Existing U.S. Coal-Fueled Power Plants U.S. Coal Plants Under Construction (percent of plant utilization) (in millions of tons) 85% 20 80% Demonstrated at Summer Demand Peak 80% PRB Non-PRB 75% 74% 15 70% 67% 10 65% 60% 5 55% 50% 0 97 98 99 00 01 02 03 04 05 06 07 2009 2010 2011 2012 • Average utilization for the U.S. coal • Build-out of 16 GW through 2012 generation fleet continues to climb equates to 55 million tons of new annual coal demand • Plants have demonstrated the ability to operate at an 80% level in summer • PRB will likely service roughly half – Achieving 80% utilization equates to of this demand an incremental 80 million tons annually Source: Platts, EIA and ACI Slide 17

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Around the world, countries are building coal plants to fuel electricity needs 2008 Estimated Global Coal Production: 7.5 billion short tons Europe (non-CIS) United States 15 GW online 16 GW online by 2015 CIS countries by 2013 3 GW online by 2015 Central & China South America 72 GW online 3 GW online by 2013 by 2013 Mexico Other Asia 1 GW online 19 GW online by 2013 India by 2015 35 GW online Africa by 2013 8 GW online by 2015 Source: ACI and Platts International, estimates based on plants currently under construction Slide 18

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Since 1970, coal has been used in increasingly clean ways in the United States GDP +207% 200% Electricity from 150% coal +187% 100% 50% US population +47% 0% -50% NOx -37% -58% SO2 -100% PM10 -83% 1970 1975 1980 1985 1990 1995 2000 2005 2006 2007 • Higher efficiency rates and carbon capture technologies create opportunities for reducing carbon intensity as well Source: NMA, EPA Slide 19 NOx (Nitrogen Oxide), SO2 (Sulfur Dioxide), PM10 (Particulate Matter)

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Leaders around the world increasingly recognize the importance of clean coal technologies “The vast majority of new power stations in China and India will be coal-fired; not ‘may be coal-fired’; will be. So developing carbon capture and storage technology is not optional, it is literally of the essence.” Tony Blair (June 2008) “To the extent ... that we can sequester carbon, capture greenhouse gases before they’re emitted into the atmosphere, that’s going to be good for everybody. Because if we don’t, then we’re going to have a ceiling at some point in terms of our ability to expand our economies and maintain the standard of living ...” U.S. President Obama (2/18/09) Source: ACI, public sources Slide 20

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G U.S. economic stimulus package to fund coal advancements •$ 3.4 billion for fossil fuels –$ 1.0 billion for R&D –$ 800 million for Clean Coal Power Initiative –$ 1.5 billion for industrial CCS demos • Plus: – Carbon storage tax credits –$ 11 billion for transmission upgrades could benefit coal-based generation – Support for electric car R&D could lead to additional electricity demand growth Source: Public sources Slide 21

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Arch is funding university research projects dedicated to advancing clean coal technologies The goal of the Consortium for Clean Coal Utilization at Washington University in St.. Louis is to bring university researchers, industries, foundations and government organizations together to research clean coal technology.. The Clean Coal Technology Center at the University of Wyoming’s School of Energy Resources is dedicated to advancing coal utilization research as well as school programs geared towards energy—related careers.. Source: ACI, university websites Slide 22

PROGRESSIVE RESPONSIBLE VITAL GROWING

We will continue funding company and industry campaigns to increase support of coal

- **American Coalition for Clean Coal Electricity (ACCCE)**
  - High profile campaign with national scope
  - Currently running ads with President Obama's support of clean coal technology
  - Research shows coal's approval rating increased from 50% to 72% so far
- **National Mining Association (NMA)**
  - Focused within "beltway" of D.C.
  - Print ads focus on coal is American and carbon capture and storage
- **Arch Coal's 2009 initiatives**
  - Corporate social responsibility report
  - Interactive component to archcoal.com that includes web video


Yes we can!
With Carbon Capture & Storage.
NMA
people
planet
power



Arch Coal, Inc.

Source: ACI, NMA, American Coalition for Clean Coal Electricity at www.americaspower.org

Slide 23

P R O G R E S S I V E R E S P O N S I B L E V I T A L G R O W I N G Arch’s future growth avenues are compelling long term Strategic Growth Organic Growth Consider acquisitions or Invest in core businesses to other investments that enhance profit growth and strategically fit return on capital, evaluate and create value opportunities to further upgrade and expand reserve base Shareholder Returns Market Expansion Capital Structure Enhancement Consider investments to Maintain strong balance sheet, expand market for coal and consider other vehicles (and improve coal’s value proposition) for value creation, such as through Btu-conversion and other share repurchases or dividend advanced coal technologies increases, when advantageous Source: ACI Slide 24

EBITDA Reconciliation Chart Included in the accompanying presentation, we have presented certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income as reported under GAAP. Year Ended December 31, 2006 2007 2008 (in $000s) Net income $ 260,931 $ 174,929 $ 354,330 Income tax (benefit) expense 7,650 (19,850) 41,774 Interest expense, net 60,639 72,265 64,285 Depreciation, depletion and amortization 208,354 242,062 292,848 Expenses from early debt extinguishment and other non-operating 7,447 2,273 — Adjusted EBITDA $ 545,021 $ 471,679 $ 753,237

EBITDA Reconciliation Chart Included in the accompanying presentation, we have presented certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income as reported under GAAP. Adjusted EBITDA is defined as net income before the effect of net interest expense; income taxes; our depreciation, depletion and amortization; expenses resulting from early extinguishment of debt; and other non-operating expenses. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles, and items excluded to calculate Adjusted EBITDA are significant in understanding and assessing our financial condition. Therefore, Adjusted EBITDA should not be considered in isolation nor as an alternative to net income, income from operations, cash flows from operations or as a measure of our profitability, liquidity or performance under generally accepted accounting principles. We believe that Adjusted EBITDA presents a useful measure of our ability to service and incur debt based on ongoing operations. Furthermore, analogous measures are used by industry analysts to evaluate operating performance. Investors should be aware that our presentation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The table below shows how we calculate Adjusted EBITDA. Reconciliation of pro forma Adjusted EBITDA to Income from operations for Jacobs Ranch for the 12 months ended December 31, 2009 Targeted Results Year Ended December 31, 2009 Low High (Unaudited) Income from operations $ 60,000 $ 70,000 Depreciation, depletion and amortization 85,000 95,000 Adjusted EBITDA $ 145,000 $ 165,000 Source: ACI